                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant           [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                          CALIFORNIA CULINARY ACADEMY, INC.
                   (Name of Registrant as Specified in its Charter)

         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: Not Applicable

    (2) Aggregate number of securities to which transaction applies: Not Applicable

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Not Applicable

    (4)  Proposed maximum aggregate value of transaction:  Not Applicable

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check the box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:  Not Applicable

    (2)  Form, Schedule or Registration Statement No.:  Not Applicable

    (3)  Filing Party:  Not Applicable

    (4)  Date Filed:  Not Applicable

                          CALIFORNIA CULINARY ACADEMY, INC.
                                   625 POLK STREET
                           SAN FRANCISCO, CALIFORNIA 94102


TO THE SHAREHOLDERS OF CALIFORNIA CULINARY ACADEMY, INC.

    The Annual Meeting of Shareholders of California Culinary Academy, Inc. will be held at the Academy's principal facilities at 625 Polk Street, San Francisco, California, on Saturday, March 15, 1997, at 10:00 A.M., California time.

    The Annual Report to Shareholders for fiscal 1996 is enclosed herewith. At the shareholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to shareholders.

    The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a shareholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.


    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE ACADEMY'S COMMON STOCK YOU OWN, AND ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.



                                       THEODORE G. CROCKER
                                       CHAIRMAN OF THE BOARD


February 15, 1997
San Francisco, California

                          CALIFORNIA CULINARY ACADEMY, INC.
                                   625 POLK STREET
                           SAN FRANCISCO, CALIFORNIA 94102


             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS --  MARCH 15, 1997


TO THE SHAREHOLDERS OF CALIFORNIA CULINARY ACADEMY, INC.

    Notice is hereby given that the Annual Meeting of Shareholders of California Culinary Academy, Inc. will be held on Saturday, March 15, 1996, at 10:00 A.M. California time, at the principal facilities of the Academy, 625 Polk Street, San Francisco, California, for the following purposes:

    1. To elect a board of five directors, with each director so elected to hold office until the next Annual Meeting and until his successor has been elected and qualified.

    2. To ratify the appointment of Deloitte & Touche LLP as the independent public accountants of the Academy for the fiscal year ending June 30, 1997.

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. February 5, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.



                             BY ORDER OF THE BOARD OF DIRECTORS


                             JOHN SHEA PIERCE
                             SECRETARY


February 15, 1997
San Francisco, California


--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND TO VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                                   PROXY STATEMENT

                                    --------------

                          ANNUAL MEETING OF SHAREHOLDERS OF
                          CALIFORNIA CULINARY ACADEMY, INC.

                             TO BE HELD ON MARCH 15, 1997

                           --------------------------------

                            SOLICITATION AND VOTING RIGHTS

GENERAL

    The enclosed proxy is solicited by and on behalf of California Culinary Academy, Inc. (the "Academy") for use at the Annual Meeting of Shareholders to be held on Saturday, March 15, 1997, at 10:00 A.M., California time, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal facilities of the Academy, located at 625 Polk Street, San Francisco, California. All expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by brokerage house, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be paid by the Academy. In addition to solicitation by mail, certain officers, directors and regular employees of the Academy, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personal call. These proxy solicitation materials were mailed on or about February 15, 1997, to all shareholders entitled to vote at the Annual Meeting.

    The Academy's principal executive offices are located at 625 Polk Street, San Francisco, California 94102 and its telephone number is (415) 771-3536.

REPORT TO SHAREHOLDERS

    A report to shareholders of the Academy for the fiscal year ended June 30, 1996, is being mailed with this Proxy Statement to each of the Academy's shareholders of record at the close of business on February 5, 1997. The report includes financial statements examined and reported upon by Deloitte & Touche LLP, independent auditors for the Academy.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    Proposals of shareholders of the Academy that are intended to be presented by such shareholders at the Academy's Annual Meeting to be held in 1998 must be received by the Academy no later than October 18, 1997, in order that they may be included in the Proxy Statement and form of proxy relating to that meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Academy and use "certified mail -- return receipt requested" in order to provide proof of timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for March 15, 1997.

VOTING OF SECURITIES

    The Academy, a corporation existing and organized under the laws of the State of California, has two classes of equity securities issued and outstanding, consisting of 3,317,719 shares of common stock, no par value (the "Common Stock") and 254,541 shares of Series A Preferred Stock (the "Preferred Stock") as of

February 5, 1997. The Preferred Stock is not entitled to voting rights except in the event of non-payment of dividends. No such voting rights have accrued as of the date hereof. All of the shares of Common Stock are voting shares, but only those shareholders of record as of the record date, February 5, 1997, will be entitled to notice of and to vote at the Annual Meeting and at any and all postponements or adjournments of the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Annual Meeting.

    Each Common Stock shareholder is entitled to one vote for each share of Common Stock held by such shareholder of record on each matter that may come before the Annual Meeting. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration, other than the election of directors, which is determined by a plurality of the votes cast if a quorum is present and voting. Abstentions and broker-non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

    Under California law and the Academy's Articles of Incorporation and Bylaws, cumulative voting is permitted in the election of directors. Under cumulative voting rules, every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the Bylaws at the time of voting. However, no shareholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such shareholder's intention to cumulate his votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

    All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes."

REVOCABILITY OF PROXIES

    At the Annual Meeting, valid proxies will be voted as specified by the shareholder. Any shareholder giving a proxy in the accompanying form retains the power to revoke at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice to the Secretary of the Academy; (ii) delivering to the Secretary of the Academy a duly executed proxy bearing a later date; or (iii) personally attending the Annual Meeting and revoking the proxy. A shareholder's attendance at the Annual Meeting will not revoke the shareholder's proxy unless the shareholder affirmatively indicates at the Annual Meeting the intention to vote the shareholder's shares in person. Please note, however, that if shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the Annual Meeting, the shareholder must obtain from the record holder a proxy issued in the name of the shareholder.

                        PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

GENERAL

    Although the Academy's Bylaws and authorized board action presently provide for a board of seven directors at the Annual Meeting, the Academy will present a slate of five directors for election to the Board, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. The Board has the power between meetings of shareholders to elect directors to fill the vacancies.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election by reason of death or other unexpected occurrence, in which event such shares will be voted for the election of such substitute nominees as the Board of Directors may propose. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

    Each person nominated has agreed to serve if elected, and the Academy knows of no reason why any of the listed nominees would be unavailable to serve.

VOTING REQUIREMENTS

    Cumulative voting is permitted in the election of directors. See "Voting of Securities" for a discussion of the mechanics of cumulative voting. Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. Votes withheld from the nominee will be counted for purposes of determining the presence or absence of a quorum but will not be counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence of absence of a quorum but will not be treated as entitled to vote on this matter.

NOMINEES

    The Board of Directors has nominated five persons for election to the Board of Directors. There will be two vacancies following the election. There are no plans to fill such vacancies. Each nominee is currently a director of the Academy whose present term expires at the Annual Meeting. Messrs. Cockman and Dame were appointed by the Board of Directors to fill vacancies on the Board and they accepted such appointments on January 28, 1997.

    Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of January 31, 1997.

DIRECTOR

    NAME OF NOMINEE          AGE  PRINCIPAL OCCUPATION - POSITION         SINCE
-------------------------    ---  ---------------------------------       -----

Theodore G. Crocker          50   President of Crocker & Associates       1987
                                  and Chairman of the Board of the
                                  California Culinary Academy, Inc.

    NAME OF NOMINEE          AGE  PRINCIPAL OCCUPATION - POSITION         SINCE
-------------------------    ---  ---------------------------------       -----

W. Bruce C. Bailey (1)(2)    42   Chairman of Bailey & Company Inc.,      1996
         Director

Grover T. Wickersham         46   Attorney, Director                      1996

James D. Cockman             53   Chairman and Chief Executive Officer,   1997
                                  American Culinary Equipment, Inc.
                                  Director

Frederick L. Dame            43   Master Sommelier                        1997
                                  Vice President, National Accounts
                                  Seagram Chateau Estate Wine Company
                                  Director

----------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

    Mr. Crocker has served as Chairman of the Board since March 1987. Since 1980, Mr. Crocker has also been primarily employed as the President of Crocker & Associates, a real estate development company located in Watsonville, California. From 1986 to 1992, Mr. Crocker was the President of Overland Development Corporation, a real estate development company located in Aptos, California ("Overland"), where he was responsible for day-to-day management.
Mr. Crocker holds an Associate of Arts degree from Cabrillo Junior College.

    Mr. Bailey has served as a director of the Academy since March 1996. Mr. Bailey founded the investment banking firm of Bailey & Company Inc., Toronto, Canada, in December 1988, and has been employed by such firm since that date in various capacities. From December 1988 through December 1990, he served as the Managing Director; from January 1991 to January 1994, he served as Senior Vice President; and from January 1994 to the present, he has served as President and Chairman of the Board. Bailey & Company Inc. is currently serving as an investment banker to the Academy. See "Executive Compensation - Certain Relationships and Related Transactions." Mr. Bailey holds a B.A. [Hons.] degree from Queen's University, Kingston, Canada, an LL.B. from Dalhousie University, Halifax, Canada, an LL.M. from Columbia University, New York, New York, and Call to the Bar, Law Society of Upper Canada, Toronto, Canada.

    Mr. Wickersham has served as a director of the Academy since March 1996.
Mr. Wickersham became a founding member of the law firm, Grover T. Wickersham, P.C., Palo Alto, California, in July 1986. This firm serves as security counsel to the Academy. In December 1996, Mr. Wickersham founded Wickersham Asset Management, Inc., Palo Alto, California, which provides asset management services for private clients. Mr. Wickersham has served as President and Treasurer of this firm since its inception. Mr. Wickersham holds a Bachelor of Arts degree in American Studies from the University of California at Berkeley, a J.D. degree from Hastings College of the Law and an MBA degree from Harvard Business School.

    Mr. Cockman has served as a member of the Board of Directors since January 1997 when he was appointed by the Board to fill a vacancy. He currently serves as the Chairman and Chief Executive Officer of American Culinary Equipment, Inc., Greenville, South Carolina, a distributor of professional culinary equipment to the foodservice industry. From 1977 through September 1992, he served in various senior level management capacities in Sara Lee Corporation,
most recently as the Chairman of Sara Lee Foodservice.   Mr. Cockman serves on
the boards of Ryans Family Steak House, Greenville, South Carolina, Clayton Homes, Inc., Knoxville Tennessee, Clemson University, College of Commerce and Industry, Clemson, South Carolina, Greenville Technical College Foundation, Greenville, South Carolina.

    Mr. Dame has served as a member of the Board of Directors since January
1997 when he was appointed by the Board to fill a vacancy.   He has served in
various senior level management capacities in the Seagram organization since 1988, and is currently the Vice President of National Accounts for Seagram Chateau Estate Wine Company, San Mateo, California. Mr. Dame is a columnist for the "Wine Trader" as well as for a number of gourmet and hotel-restaurant publications in Japan. He received his degree in Journalism and Communications from Washington & Lee University.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS ELECT THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE ACADEMY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors has two standing committees: The Compensation Committee and the Audit Committee. The Board does not have a nominating committee. Each standing committee has at least one outside director. The Board has delegated certain advisory authority to each committee, but the decision making and management responsibilities of the Academy remain with the full board.

    The Audit Committee was established in November 1993 to recommend engagement of the Academy's independent public accountants, to approve services performed by such accountants and to review, in consultation with the independent accountants, the Academy's accounting system and system of internal controls. The Audit Committee met one time during the fiscal year ended
June 30, 1996.

    The Compensation Committee was established in November 1993 to administer the Academy's stock option plans and other employee benefit plans and to approve salaries, bonuses and other compensation arrangements for the Academy's executive officers. The Compensation Committee met one time during the fiscal year ended June 30, 1996.

    The Board of Directors is responsible for the general supervision, management and control of the Academy's business. During the fiscal year ended June 30, 1996, the Board of Directors held four meetings. No member of the Board attended fewer than 75% of the meetings in the last fiscal year.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    As permitted by the General Corporation Law of California (the
"Corporations Code"), the Academy's Articles of Incorporation eliminate, to the fullest extent permitted under California law, the personal liability of a director to the Academy for monetary damages in an action brought by or in the right of the Academy for breach of a director's duties to the Academy and its shareholders. Under current California law, liability is not eliminated for (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; (ii) acts or omissions that a director believed to be contrary to the best interest of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) any transaction from which a director derived an improper personal benefit; (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) contracts or other transactions between corporations and directors having interrelated directors in violation of Section 310 of the Corporations Code; and
(vii) distributions, loans or guarantees made in violation of Section 316 of the Corporations Code. In addition, the Academy's Articles of Incorporation and Bylaws provide for indemnification, to the fullest extent permitted under the Corporations Code, of directors, officers and agents of the Academy and persons who serve at the request of the Academy as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

    The Academy has also entered into indemnification agreements with its directors and executive officers, as permitted under the Bylaws. The indemnification agreements provide that the directors and executive officers will be indemnified to the fullest extent permitted by applicable law against all expenses (including attorneys' fees), judgments, fines and amounts reasonably paid or incurred by them for settlement in any threatened, pending or completed action, suit or proceeding, including any derivative action, on account of their services as a director or executive officer of the Academy of any subsidiary of the Academy or of any other company or enterprise in which they are serving at the request of the Academy. No indemnification will be provided under the indemnification agreements, however, to any director or executive officer in certain limited circumstances, including knowingly fraudulent, deliberately dishonest or willful misconduct. To the extent the provisions of the indemnification agreements exceed the indemnification permitted by applicable law, such provisions may be unenforceable or may be limited to the extent they are found by a court of competent jurisdiction to be contrary to public policy. In addition, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy and, therefore, unenforceable. Accordingly, these indemnification provisions may not limit the liability of directors and executive officers under the Act.

EXECUTIVE OFFICERS

    The names of the Academy's executive officers who are not also directors of the Academy and certain information about each of them are set forth below:

    Keith H. Keogh, age 43, joined the Academy as Executive Vice President and Chief Operating Officer in June 1995. In April 1996, he was appointed as President and Chief Operating Officer of the Academy. From 1971 until joining the Academy, Mr. Keogh had been employed at Walt Disney World, Orlando, Florida, and held various positions, most recently as Executive Chef, Research and Development - Theme Parks. Mr. Keogh is also the Manager of the Culinary Team USA as well as the World Ambassador and past President of the World Association of Cooks Societies.

    Robert A. Stoffregen, age 47, joined the Academy in June 1996 as Executive Vice President, Chief Financial Officer and Director of Corporate Development. From January 1996 to June 1996, he was a member of the accounting firm of Jones, Henle & Schunck, Danville, California. From April 1995 to December 1995, he was an independent business consultant. From September 1994 to March 1995, he was the Chief Financial Officer of YES! Entertainment, Pleasanton, California, a consumer product development company. From August 1991 to September 1994, Mr. Stoffregen was Chief Financial Officer of Sharper Image Corporation, San Francisco, California, a retail and catalog merchandising company. Prior to August 1991, Mr. Stoffregen was a partner in the public accounting firm of Deloitte & Touche. Mr. Stoffregen holds a B.A. degree in accounting from the University of Minnesota - Duluth and a JD from William Mitchell College of Law, Saint Paul, Minnesota.

                      PROPOSAL NO. 2   RATIFICATION OF SELECTION
                               OF INDEPENDENT AUDITORS

    The Board of Directors has selected Deloitte & Touche LLP as the Academy's independent auditors for the fiscal year ending June 30, 1997 and has further directed that management subject the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Deloitte & Touche has audited the Academy's financial statements since 1996. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Shareholder ratification of the selection of Deloitte & Touche as the Academy's independent auditors is not required by the Academy's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Academy and its shareholders.

VOTING REQUIREMENTS

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

SHAREHOLDERS ARE REQUESTED IN THIS PROPOSAL NO. 2 TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE ACADEMY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.


                                SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of January 31, 1997 with respect to the shares of Common Stock beneficially owned by (i) persons known by the Academy to own more than five percent of the outstanding shares of Common Stock; (ii) each director and nominee for director; (iii) the executive officers named in the Summary Compensation Table (see "Executive Compensation") and (iv) all directors and executive officers of the Academy as a group. Ownership information is based upon information furnished by the respective individuals.

NAME & ADDRESS OF DIRECTORS          NUMBER OF SHARES
    & 5% SHAREHOLDERS             BENEFICIALLY OWNED (1)        PERCENT
---------------------------       ----------------------        -------

Theodore G. Crocker                    1,295,599 (2)             32.4%
625 Polk Street
San Francisco, CA 94102

William G. DeMar                         175,135 (3)             4.4%
6 Steuben Bay
Alameda, CA 94501

NAME & ADDRESS OF DIRECTORS          NUMBER OF SHARES
    & 5% SHAREHOLDERS             BENEFICIALLY OWNED (1)        PERCENT
---------------------------       ----------------------        -------

Robert J. Marani                         150,950 (4)             3.8%
8070 Soquel Drive
Aptos, CA 95003

W. Bruce C. Bailey                        25,454 (5)             0.6%
74 Willcocks Street
Toronto, Ontario, Canada M5S 1C8

Grover T. Wickersham                      16,350 (6)             0.4%
430 Cambridge Avenue, Suite 100
Palo Alto, CA 9494306

James D. Cockman                               0                   0%
PO Box 9338
Greenville, SC 29604

Frederick L. Dame                              0                   0%
2600 Campus Drive
San Mateo, CA 94403

Keith H. Keogh                            61,035 (7)             1.5%
625 Polk Street
San Francisco, CA 94102

Alexander M. Hehmeyer                        100                   0%
625 Polk Street
San Francisco, CA 94102

Christine E. Munson                           20                   0%
625 Polk Street
San Francisco, CA 94102

All Executive Officers, Directors
 and Director Nominees as a group
 (11 persons)                          1,724,523 (8)            43.1%

---------------
(1) Beneficial ownership of directors, officers and 5% or more shareholders includes both outstanding Common Stock, shares issuable upon exercise of warrants or options, or through conversion of a security that are currently exercisable or will become exercisable within 60 days after the date of this table.
(2) Includes 107,990 shares of Common Stock issuable upon exercise of currently exercisable options.
(3) Includes 35,850 shares of Common Stock issuable upon exercise of currently exercisable options and 3,000 shares owned of record by his spouse as custodian for his minor children, as to which he may be deemed to be the beneficial owner.
(4) Includes 45,850 shares of Common Stock issuable upon exercise of currently exercisable options.
(5) Includes 25,454 shares of Common Stock issuable upon exercise of currently exercisable warrants.
(6) Includes 14,850 shares of Common Stock issuable upon exercise of currently exercisable options.
(7) Includes 60,000 shares of Common Stock issuable upon exercise of currently exercisable options.
(8) Includes 289,994 shares of Common Stock issuable upon exercise of currently exercisable options and warrants.

    The Academy knows of no arrangements that will result in a change in control subsequent to the date hereof. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by then, subject to community property laws, where applicable.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Academy's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Academy. Executive officers, directors and greater than ten percent shareholders are required by Commission regulations to furnish the Academy with copies of all
Section 16(a) forms they file. Based solely on review of this information, including written representations that no other reports were required, the Academy believes that during the fiscal year ended June 30, 1996, each of the Academy's executive officers, directors and holders of ten percent or more of the Academy's Common Stock timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act.


                                EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    Directors who are employees of the Academy are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 1996, directors who were not employees of the Company were to receive $15,000 per annum as an annual retainer for serving on the Board, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or committees thereof. Messrs. Bailey and Wickersham waived the annual retainer in fiscal 1996, but Mr. Bailey is to be reimbursed $3,000 for his out-of-pocket expenditures in connection with his board service in fiscal 1996, which amount has not been paid.

    Effective following the Annual Meeting, the Board has agreed that non-employee directors will receive $750 per month ($9,000 per annum). In addition, Messrs. Bailey and Cockman, who reside on the East Coast, will receive an additional $250 per month ($3,000 per anum) for travel expenses. Directors are also eligible to receive stock options under the Academy's Stock Option Plan. The Board expects that it will grant option to its four outside directors (Messrs. Bailey, Cockman, Dame and Wickersham) during fiscal 1997, but no such grants have been made.


COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth certain information regarding compensation paid by the academy for services rendered during the fiscal years ended June 30, 1996 and 1995 and the ten-month fiscal period ended June 30, 1994 to the Academy's Chief Executive Officers and all other executive officers of the Academy who received total annual salary and bonus exceeding $100,000 for the fiscal year ended June 30, 1996 (the "Named Executives").

                                                   SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                                       ------------------------
                                                                    Long Term Compensation
     Name and                                      Other Annual     ----------------------        ALL OTHER
Principal Position            Year     Salary      Compensation      Options/SARs Awarded        COMPENSATION
                                        ($$)           ($$)                  (#)                     ($$)
--------------------------------------------------------------------------------------------------------------
Alexander M. Hehmeyer,        1996     204,769                                                       36,486(2)
 CEO and President(1)         1995     220,000                             180,488                    4,526(3)
                              1994      36,666                                                       47,000(4)

Theodore G. Crocker,          1996      72,000        15,000(6)                                            (6)
CEO & Chairman of the Board   1995
                              1994

Keith H. Keogh,               1996     153,846                                                          564(3)
President                     1995      73,846                              60,000

Christine E. Munson,          1996     107,077                                                        2,500(7)
Chief Financial Officer       1995      52,145                                                        1,300(7)
                              1994      40,000


--------------------

(1) Mr. Hehmeyer terminated his employment on May 1, 1996, so 1996 amounts represent 10 months of salary.
(2) Represents $8,986 of employer contributions to the 401(k) Plan and $27,500 in severance payments paid after termination of employment.
(3) Represents payments on life insurance policy.
(4) Represents $32,000 in earnings as a consultant to the Academy through April 30, 1994, and $15,000 in fees paid as a member of the Board of Directors prior to appointment as President and CEO.
(5) Mr. Crocker was appointed Chief Executive Officer on May 1, 1996, so the 1996 salary figure includes only two months as CEO.
(6) Represents Board of Director fees.
(7) Represents employer contributions to the 401(k) Plan.

EMPLOYMENT AGREEMENTS

    In May 1994, the Academy entered into a three-year employment agreement with Alexander Hehmeyer, who served as the Academy's Chief Executive Officer from May 1994 until May 1, 1996. The agreement provided for an annual base salary, possible annual bonus payments and certain other benefits. The agreement provided that in the event of termination, the Academy pay Mr. Hehmeyer a severance payment equal to 12 months' salary, or $220,000. Mr. Hehmeyer terminated his employment with the Academy as of May 1, 1996, and pursuant to his employment agreement, he was paid $220,000.

    The Academy has no employment agreements with any other Named Executive Officers.

    STOCK OPTION GRANTS AND EXERCISES

    The Academy grants both incentive stock options and non-statutory stock options to its executive officers and other employees under its 1992 Stock Option Plan (the "1992 Plan"). Options are granted to employees, including executive officers, as well as directors and consultants, based on current performance, anticipated future contribution based on that performance and ability to impact corporate and/or business results in order to provide meaningful incentives to such key personnel and to align the interests of the Academy's employees with those of its shareholders. As of January 31, 1997, options to purchase a total of 358,120 shares of Common Stock had been granted and were outstanding under the 1992 Plan, and options to purchase an additional 299,777 shares of Common Stock remained available for grant thereunder.

    The following tables show, for the fiscal year ended June 30, 1996, certain information regarding options granted to, exercised by and held at year end by the Named Executive Officers:


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR VALUE


                                                      Number of Securities        Value of Unexercised
                                                     Underlying Unexercised           In-the-Money
                         Shares Acquire   Value      Options/SARs at FY-End       Options/SARs at FY-End
Name                      on Exercise    Realized  Exercisable / Unexercisable  Exercisable / Unexercisable
-----------------------------------------------------------------------------------------------------------
Alexander M. Hehmeyer        40,000       $57,500        53,333 / 19,120          $139,999(1) / $68,258(2)

Theodore G. Crocker               0            $0        97,990 / 10,000          $349,824(3) / $21,875(4)

Keith H. Keogh                    0            $0        60,000 / 0                     $0    / $0

Christine E. Munson          23,120       $48,248         5,000 / 0                     $0    / $0


--------------------

(1) Calculated as the difference between the fair market value of the Common Stock at June 30, 1996 of $7.75 and the option exercise price of $5.125 per share.
(2) Calculated as the difference between the fair market value of the Common Stock at June 30, 1996 of $7.75 and the option exercise price of $4.18 per share.
(3) Calculated as the difference between the fair market value of the Common Stock at June 30, 1996 of $7.75 and the option exercise price of $4.18 per share.
(4) Calculated as the difference between the fair market value of the Common Stock at June 30, 1996 of $7.75 and the option exercise price of $5.56 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In fiscal 1996, the Academy entered into an agreement with Bailey &
Company, Inc., Toronto, Canada, to serve as the selling agent for a private placement of up to $10,000,000 of the Academy's securities. W. Bruce C. Bailey, a director of the Academy, is the Chairman and President of Bailey & Company. The Academy, with the assistance of Bailey & Company, offered convertibles notes, which, pursuant to their terms, automatically converted to Series A Preferred Stock as of August 23, 1996. $1,400,000 in gross proceeds was raised. Upon full conversion a total of 254,541 shares of Common Stock will be issued. As a result of this offering, Bailey & Company received a cash commission of $98,000 (7% of the gross proceeds), a non-accountable expense allowance of $42,000 and warrants to purchase 25,454 shares of the Common Stock (equal to 10% of the number of Common Shares into which the securities ultimately are convertible). The warrants are exercisable for five years at an exercise price of $6-5/8, which was the average of the bid and ask price on the last trading day preceding the closing of the offering.


                                    OTHER MATTERS

    The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                       By Order of the Board of Directors

                                       JOHN SHEA PIERCE
                                       CORPORATE SECRETARY


February 15, 1997


                                     ------------


A COPY OF THE ACADEMY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, CALIFORNIA CULINARY ACADEMY, INC., 625 POLK STREET, SAN FRANCISCO, CALIFORNIA 94102.